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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2003

CINERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11377 (Commission File Number)	31-1385023 (IRS Employer Identification No.)
139 East Fourth Street Cincinnati, Ohio (Address of Principal Executive Offices)	45202 (Zip Code)

(513) 421-9500
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On January 15, 2003, Cinergy Corp. (the "Company") and CC Funding Trust II (the "Trust") filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-102515 and 333-102515-01), which was declared effective on January 24, 2003 (the "Registration Statement"). On January 31, 2003, the Company entered into an Underwriting Agreement with the underwriter named therein, relating to the offering and sale by the Company of 5,700,000 shares of the Company's Common Stock, par value $0.01 per share (the "Shares") under the Registration Statement. On February 4, 2003, the Company and the Trust filed a Prospectus Supplement, dated January 31, 2003, which included the Prospectus dated January 24, 2003, relating to the offering of the Shares. In this connection, the Company is filing such Underwriting Agreement as an exhibit to this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated January 31, 2003, between the Company and the underwriter named therein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
Dated: February 5, 2003	By	/s/ WENDY L. AUMILLER
		Name:	Wendy L. Aumiller
		Title:	Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated January 31, 2003, between the Company and the underwriter named therein.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX